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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                 FORM 8-K/12g-3

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) March 3, 2003


                               HMS Holdings Corp.
             (Exact name of registrant as specified in its charter)


          New York                0-20946                   11-3656261
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State of Incorporation          Commission       (I.R.S. Employer Identification
                                File Number                    Number)

                401 Park Avenue South, New York, New York 10016
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               (Address of principal executive offices, zip code)

                                 (212) 685-4545
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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                (Former name, former address, and former fiscal
                      year, if changed since last report.)
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Item 5. Other Events.

        On March 3, 2003, Health Management Systems, Inc. ("HMS") completed its reorganization into a holding company structure. On that date, the new holding company, HMS Holdings Corp. ("HMS Holdings"), exchanged its shares of common stock on a share-for-share basis for all of the outstanding common stock of HMS pursuant to an Agreement and Plan of Merger, dated as of December 16, 2002 (the "Merger Agreement"), among HMS, HMS Holdings and HMS Acquisition Corp., a wholly-owned subsidiary of HMS Holdings. HMS is now a wholly-owned subsidiary of HMS Holdings. HMS' common stock has been removed from quotation on the Nasdaq National Market and HMS Holdings' common stock (the "Common Stock") is now quoted on the Nasdaq National Market under HMS' prior trading symbol "HMSY." A press release issued on March 3, 2003 announcing implementation of the holding company structure is attached as Exhibit 99 and is incorporated into this Report by reference.

        The Merger Agreement was approved by HMS' shareholders at a special meeting held on February 27, 2003.

        The Common Stock issued in the merger and share exchange was registered under the Securities Act of 1933, as amended, pursuant to HMS Holdings' Registration Statement on Form S-4 (Registration No. 333-100521) (the "Registration Statement"), which became effective on January 17, 2003. Please refer to the joint proxy statement and prospectus of HMS Holdings and HMS included in the Registration Statement for additional information about the formation of the holding company and the Common Stock.

        Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Common Stock is deemed to be registered under
Section 12(g) of the Exchange Act.

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are included with this Report:

Exhibit
No.           Exhibit Description
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2.1           Agreement and Plan of Merger, dated as of December 16, 2002, among
              Health Management Systems, Inc., HMS Holdings Corp. and HMS
              Acquisition Corp.(incorporated by reference to Exhibit 2.1 to the Registration Statement)

3.1 Amended and Restated Articles of Incorporation of HMS Holdings Corp. (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Registration Statement)


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Exhibit
No.           Exhibit Description
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3.2           By-laws of HMS Holdings Corp. (incorporated by reference to
              Exhibit 3.2 to the Registration Statement)



99            Press release dated March 3, 2003




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   March 3, 2003


                                           HMS HOLDINGS CORP.

                                           By: /s/ William F. Miller III
                                           ------------------------------------
                                           William F. Miller III
                                           Chairman and Chief Executive Officer

                                           By: /s/ Philip Rydzewski
                                           ------------------------------------
                                           Philip Rydzewski
                                           Chief Financial Officer


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